[AIM LOGO APPEARS HERE]
--Registered Trademark--

                            AIM ADVISOR FUNDS, INC.
                             AIM ADVISOR FLEX FUND
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                          AIM ADVISOR REAL ESTATE FUND

                               AIM GROWTH SERIES
                           AIM SMALL CAP GROWTH FUND

                              AIM INVESTMENT FUNDS
                         AIM GLOBAL INFRASTRUCTURE FUND
                       AIM GLOBAL FINANCIAL SERVICES FUND

-------------------------------------------------------------------------------
                         ***URGENT REMINDER REGARDING
                              YOUR INVESTMENT***
-------------------------------------------------------------------------------

Recently, we distributed information regarding the Special Meetings of Shareholders for the AIM Advisor Funds, Inc., AIM Investment Funds, and AIM Growth Series scheduled to take place on September 1, 2000. Since we are rapidly approaching the meeting date and our records indicate that we have not yet received voting instructions from you, please take the time to vote your shares now. Due to a higher vote requirement, it is crucial that we receive voting instructions from you in order to conduct the meeting as scheduled. All votes are vital no matter how many shares you hold.

                     WE NEED YOUR HELP. PLEASE VOTE TODAY!

For your convenience, we have established three easy methods by which to register your vote:


           1.  BY TOUCH-TONE:           Please call the touch-tone number
               --------------           printed on your proxy card, and follow
                                        the simple directions.

           2.  BY INTERNET:             Visit www.proxyvote.com, and enter the
               ------------             12-digit control number located on your
                                        proxy card.

           3.  BY MAIL:                 Return your executed proxy in the
               -------                  enclosed postage paid envelope
                                        immediately so that it will be received
                                        by September 1, 2000.


If you have any questions or need additional information concerning the proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-695-4382.


Thank you for your prompt attention.


                                                                            OBO

[AIM LOGO APPEARS HERE]
--Registered Trademark--

                            AIM ADVISOR FUNDS, INC.
                             AIM ADVISOR FLEX FUND
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                          AIM ADVISOR REAL ESTATE FUND

                               AIM GROWTH SERIES
                           AIM SMALL CAP GROWTH FUND

                              AIM INVESTMENT FUNDS
                         AIM GLOBAL INFRASTRUCTURE FUND
                       AIM GLOBAL FINANCIAL SERVICES FUND


-------------------------------------------------------------------------------
                         ***URGENT REMINDER REGARDING
                              YOUR INVESTMENT***
-------------------------------------------------------------------------------

Recently, we distributed information regarding the Special Meetings of Shareholders for the AIM Advisor Funds, Inc., AIM Investment Funds, and AIM Growth Series scheduled to take place on September 1, 2000. Since we are rapidly approaching the meeting date and our records indicate that we have not yet received voting instructions from you, please take the time to vote your shares now. Due to a higher vote requirement, it is crucial that we receive voting instructions from you in order to conduct the meeting as scheduled. All votes are vital no matter how many shares you hold.

                     WE NEED YOUR HELP. PLEASE VOTE TODAY!

For your convenience, we have established three easy methods by which to register your vote:


           1.  BY PHONE:               Please call Shareholder Communications
               ---------               Corporation toll free at 1-800-331-2896.
                                       Representatives are available to take
                                       your vote Monday through Friday between
                                       the hours of 9:00 a.m. and 11:00 p.m.
                                       and Saturday from 12:00 noon to
                                       6:00 p.m.  Eastern Time.

           2.  BY INTERNET:            Visit www.proxyvote.com, and enter the
               ------------            12-digit control number located on your
                                       proxy card.

           3.  BY MAIL:                Return your executed proxy in the
               -------                 enclosed postage paid envelope
                                       immediately so that it will be received
                                       by September 1, 2000.


If you have any questions or need additional information concerning the proxy, please call SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-695-4382.


Thank you for your prompt attention.


                                                                           NOBO

[AIM LOGO APPEARS HERE]
--Registered Trademark--

                YOUR VOTE MATTERS...WE'D LOVE TO HEAR FROM YOU!


Through shareholder meetings and the proxy process, all shareholders have a voice in managing their mutual fund. AIM recently mailed you proxy information for the September 1, 2000, shareholder meeting. Your vote is important to us. If enough votes are not rendered for a quorum, we would need to resend the proxies, which could mean unnecessary additional costs.

If you have recently submitted your proxy, we appreciate your vote and ask you to disregard this notice.

We know most people lead busy lives, which sometimes makes it difficult to respond before the meeting deadline. To make it easy for you to reach us, we have set up a special phone line so you can vote your shares quickly and easily. Please call us between 9 a.m. - 11 p.m. (EST) Monday-Friday and 12 noon - 6 p.m. (EST) on Saturday at 1-800-695-4382 and refer to the pin number located just below your name on the left-hand side of this letter.


If we don't hear from you, a proxy specialist from the Shareholder Communications Corporation may contact you by telephone to encourage you to vote. We know most people would rather not be called so we are providing the special toll-free number printed above to vote your shares now, quickly and easily. There will be no need for a phone call from Shareholder Communications Corporation if you call the 800 number listed above and vote your proxy promptly.

Thank you in advance for your participation in voting on these important issues related to your personal investment. We appreciate your time and hope that you have a wonderful summer.




August 10, 2000






Shareholder Name
Shareholder Address
PIN #